Allstate Life Insurance Company
Allstate Life Variable Life Separate Account A

Supplement, dated June 22, 2018, to
the LIFEinVEST Variable Life Insurance Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company.

Effective July 2, 2018, as applicable to your prospectus, the Deutsche Variable Series I, the Deutsche Variable Series II and the Deutsche Investment VIT Funds Trust Names will change to Deutsche DWS Variable Series I, the Deutsche DWS Variable Series II and the Deutsche DWS Investment VIT Funds, respectively.

For future reference, please keep this supplement together with your prospectus.